Exhibit 99.1
PROPOSED BUSINESS COMBINATION BETWEEN SCM MICROSYSTEMS
AND BLUEHILL ID EXPECTED TO CLOSE IN EARLY 2010
Over 60% of Bluehill ID Shareholders Have Accepted SCM’s Voluntary Public Exchange Offer to Date
Santa Ana, California and Ismaning, Germany, December 18, 2009 — SCM Microsystems, Inc. (NASDAQ:SCMM; Prime Standard: SMY), a leading provider of solutions for secure access, secure identity and secure exchange, announced today that 62% of Bluehill ID AG (FSE:BUQ) shareholders have now tendered their shares in response to SCM’s voluntary public exchange offer to acquire all outstanding shares of Bluehill ID in order to effect a business combination between the two companies. The acceptance figure is based on the current acceptance levels as communicated by the custodian banks. The acceptance period began on November 21, 2009 and will end on December 29, 2009 at midnight CET. Given the acceptance rate achieved to date, it is currently anticipated that the required 75% of Bluehill ID shares will be tendered in accordance with the terms of the offer and the transaction will close in early 2010.
The transaction is subject to the satisfaction of several conditions, including the approval by SCM’s stockholders of the offer and the issuance of the shares in connection with the offer. A special meeting of SCM’s stockholders is being held today, December 18, 2009, at 1:00 p.m. pacific time, to consider the proposal.
Under the business combination agreement, SCM agreed to offer new SCM shares in exchange for all Bluehill ID shares. Shareholders of Bluehill ID who accept and tender their shares in the offer are expected to receive 0.52 shares of SCM’s common stock for every one share of Bluehill ID. If all shareholders of Bluehill ID accept the offer and SCM acquires 100% of the currently issued and outstanding Bluehill ID shares, immediately after the closing of the offer, approximately 60% of the then outstanding shares of common stock in SCM will be held by the current SCM stockholders and approximately 40% of the then outstanding shares of common stock in SCM will be held by the current shareholders of Bluehill ID.
Felix Marx, chief executive officer of SCM Microsystems stated, “The number of Bluehill ID shareholders who have already accepted the offer is very encouraging and leads us to believe the transaction will be completed in early 2010. We will begin the new year with strong positive momentum and a clear focus on achieving the common vision that brought our companies together.”
About SCM Microsystems
SCM Microsystems (NASDAQ: SCMM; Prime Standard: SMY) is a global leader in security and identity solutions for secure access, secure identity and secure exchange. Together with its Hirsch Electronics subsidiary, SCM provides complete, integrated solutions that secure digital assets, electronic transactions and facilities. The company offers the world’s broadest range of contact, contactless and mobile smart card reader technology; physical and logical access control systems; digital identity transaction platforms; biometrics; and digital video. SCM’s solutions enable a wide variety of applications including enterprise security, identity management, contactless payment, e-health and electronic government services. Websites: www.scmmicro.com and www.HirschElectronics.com.
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Additional Information about this Transaction
In connection with the proposed business combination involving SCM and Bluehill ID, SCM filed with the SEC a registration statement on Form S-4 containing a proxy statement and prospectus for stockholders of SCM, which was declared effective on November 12, 2009. The definitive proxy statement and prospectus, dated November 12, 2009, was first mailed to stockholders of SCM on or about November 18, 2009. SCM has filed certain other documents regarding the proposed transaction with the SEC and may file additional documents regarding the proposed transaction as well. STOCKHOLDERS OF SCM ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT AND PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED BUSINESS COMBINATION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Stockholders of SCM may obtain a copy of the proxy statement and prospectus, as well as other filings containing information about SCM, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and prospectus can also be obtained, without charge, from the SCM corporate website at www.scmmicro.com, or by directing a request to SCM Microsystems, Inc., Attention: Investor Relations, 1900-B Carnegie Avenue, Santa Ana, California 92705, Attention: Secretary.
In addition to the documents described above, SCM files annual, quarterly and current reports, proxy statements and other information with the SEC, which are available at the SEC’s website at www.sec.gov or at SCM’s website at www.scmmicro.com.
THIS COMMUNICATION IS FOR INFORMATION PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.
Participants in the Solicitation
SCM and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SCM in connection with the proposed transaction. Information about SCM’s directors and executive officers is available in the proxy statement and prospectus and other materials referred to in the proxy statement and prospectus.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include, without limitation, our statements contained above regarding the proposed business combination agreement, our position in the new year, the anticipated closing date of the transaction and any statements about the benefits of the business combination transaction, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These statements involve risks and uncertainties that could cause actual results and events to differ materially, including the future business and financial performance of SCM and Bluehill ID; the failure of Bluehill ID shareholders to tender their shares, the failure of SCM stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction may make it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; and the possibility that the closing of the transaction may be delayed, or that the transaction may not close. For a discussion of some of risks and uncertainties related to SCM’s business and the proposed business combination, please refer to our public company reports and the Risk Factors enumerated therein, including our Annual Report on Form

10-K for the year ended December 31, 2008 and subsequent reports, filed with the SEC, and SCM’s registration statement on Form S-4 containing a proxy statement and prospectus for stockholders of SCM, which was declared effective on November 12, 2009. SCM undertakes no duty to update any forward-looking statement to reflect any change in SCM’s expectations or any change in events, conditions or circumstances on which any such statements are based.
Note: The SCM logo is a trademark of SCM Microsystems, Inc and the Bluehill ID logo is a trademark of Bluehill ID or its affiliates in the United States and certain other countries. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.
Contact
Annika Oelsner, SCM Microsystems, +49 (89) 9595-5220, aoelsner@scmmicro.de
Darby Dye, SCM Microsystems, +1 949-553-4251, ddye@scmmicro.com